SUPPLEMENT DATED SEPTEMBER 16, 2004 TO THE
             FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C PROSPECTUS
                                 DATED MAY 1, 2004



Footnote 1 on page 9 is deleted in its entirety, since all listed subaccounts are now available to contractowners in California.


TXI0904